 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

February 25, 2010

Date of Report (Date of earliest event reported)

NORTHWEST NATURAL GAS COMPANY

(Exact name of registrant as specified in its charter)

Commission File No. 1-15973

                                  Oregon                                                                                                           93-0256722
                         (State or other jurisdiction of                                                                                                           (I.R.S. Employer
                         incorporation or organization)                                                                                                           Identification No.)

220 N.W. Second Avenue, Portland, Oregon 97209
(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including area code:  (503) 226-4211

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operation and Financial Condition

On February 26, 2010, Northwest Natural Gas Company issued a press release announcing its earnings for the quarter and year ended December 31, 2009. A copy of the press release is attached as Exhibit 99.1.

The information contained in this Item 2.02 and in the accompanying exhibit shall not be incorporated by reference into any filing of NW Natural, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this Item 2.02, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Forward Looking Statements

This report, and other presentations made by NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “estimates,” “expects” and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, goals, strategies, future events, estimated project expansion and completion dates, commodity costs, financial positions, customer growth, customer rates, depreciation rates, workforce levels or job creation, performance, regulatory actions, litigation, earnings expectations, expected dividend payout ratios, and other statements that are other than statements of historical facts.

Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.  Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A “Risk Factors”, and Part II, Item 7 and Item 7A “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosure about Market Risk” in the company’s most recent Annual Report on Form 10-K and quarterly reports filed thereafter.

Any forward-looking statement made by us in this report speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

        All subsequent forward-looking statements, whether written or oral and whether made by or on behalf of the company, also are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and the company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for the company to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 25, 2010, the Board of Directors of the Company, upon recommendation of the Organization and Executive Compensation Committee, approved special one-time performance recognition awards for all executive officers of the Company in recognition of outstanding results in 2009.  The awards will be paid in cash on or before March 15, 2010.  These discretionary awards are outside of the Company’s existing executive compensation plans, and are in addition to cash bonuses earned by executive officers for 2009 performance under the Company’s Executive Annual Incentive Plan.  For purposes of benefit calculations under the Company’s Executive Supplemental Retirement Income Plan and the Company’s Supplemental Executive Retirement Plan, affected executives have agreed that these special awards will not be included in determining final average compensation.  The cash awards approved for executive officers of the Company who were listed in the Summary Compensation Table in the Company’s proxy statement for its 2009 Annual Meeting of Shareholders are as follows:

Gregg S. Kantor	President and Chief Executive Officer	$125,000
David H. Anderson	Senior Vice President and Chief Financial Officer	$100,000
Margaret D. Kirkpatrick	Vice President and General Counsel	$ 75,000
Lea Anne Doolittle	Senior Vice President	$ 75,000

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being furnished pursuant to Item 2.02 herein.
Exhibit	Description

99.1	Press Release of Northwest Natural Gas Company issued February 26, 2010 (furnished and not filed).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated: February 26, 2010	/s/ David H. Anderson
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibits                      Description

99.1	Press Release of Northwest Natural Gas Company issued February 26, 2010 (furnished and not filed).